Exhibit 24.1

POWER OF ATTORNEY

The undersigned, being a director or officer, or both, of AXIS Capital Holdings Limited, a Bermuda-based holding company, hereby constitutes and appoints David B. Greenfield, John J. Murray and Richard T. Gieryn, Jr., and each of them, severally, as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name and on his or her behalf, to sign in any and all capacities the Registration Statement on Form S-3 and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits to the Registration Statement, any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

/s/ John R. Charman		March 4, 2010
Name:	John R. Charman
Position:	Chief Executive Officer, President and Director (Principal Executive Officer)

POWER OF ATTORNEY

The undersigned, being a director or officer, or both, of AXIS Capital Holdings Limited, a Bermuda-based holding company, hereby constitutes and appoints David B. Greenfield, John J. Murray and Richard T. Gieryn, Jr., and each of them, severally, as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name and on his or her behalf, to sign in any and all capacities the Registration Statement on Form S-3 and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits to the Registration Statement, any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

/s/ David B. Greenfield		March 4, 2010
Name:	David B. Greenfield
Position:	Chief Financial Officer (Principal Financial Officer)

POWER OF ATTORNEY

The undersigned, being a director or officer, or both, of AXIS Capital Holdings Limited, a Bermuda-based holding company, hereby constitutes and appoints David B. Greenfield, John J. Murray and Richard T. Gieryn, Jr., and each of them, severally, as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name and on his or her behalf, to sign in any and all capacities the Registration Statement on Form S-3 and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits to the Registration Statement, any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

/s/ Geoffrey Bell		March 4, 2010
Name:	Geoffrey Bell
Position:	Director

POWER OF ATTORNEY

The undersigned, being a director or officer, or both, of AXIS Capital Holdings Limited, a Bermuda-based holding company, hereby constitutes and appoints David B. Greenfield, John J. Murray and Richard T. Gieryn, Jr., and each of them, severally, as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name and on his or her behalf, to sign in any and all capacities the Registration Statement on Form S-3 and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits to the Registration Statement, any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

/s/ Michael A. Butt		March 4, 2010
Name:	Michael A. Butt
Position:	Director

POWER OF ATTORNEY

The undersigned, being a director or officer, or both, of AXIS Capital Holdings Limited, a Bermuda-based holding company, hereby constitutes and appoints David B. Greenfield, John J. Murray and Richard T. Gieryn, Jr., and each of them, severally, as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name and on his or her behalf, to sign in any and all capacities the Registration Statement on Form S-3 and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits to the Registration Statement, any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

/s/ Charles A. Davis		March 15, 2010
Name:	Charles A. Davis
Position:	Director

POWER OF ATTORNEY

The undersigned, being a director or officer, or both, of AXIS Capital Holdings Limited, a Bermuda-based holding company, hereby constitutes and appoints David B. Greenfield, John J. Murray and Richard T. Gieryn, Jr., and each of them, severally, as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name and on his or her behalf, to sign in any and all capacities the Registration Statement on Form S-3 and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits to the Registration Statement, any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

/s/ Robert L. Friedman		March 4, 2010
Name:	Robert L. Friedman
Position:	Director

POWER OF ATTORNEY

The undersigned, being a director or officer, or both, of AXIS Capital Holdings Limited, a Bermuda-based holding company, hereby constitutes and appoints David B. Greenfield, John J. Murray and Richard T. Gieryn, Jr., and each of them, severally, as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name and on his or her behalf, to sign in any and all capacities the Registration Statement on Form S-3 and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits to the Registration Statement, any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

/s/ Donald J. Greene		March 4, 2010
Name:	Donald J. Greene
Position:	Director

POWER OF ATTORNEY

The undersigned, being a director or officer, or both, of AXIS Capital Holdings Limited, a Bermuda-based holding company, hereby constitutes and appoints David B. Greenfield, John J. Murray and Richard T. Gieryn, Jr., and each of them, severally, as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name and on his or her behalf, to sign in any and all capacities the Registration Statement on Form S-3 and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits to the Registration Statement, any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

/s/ Christopher V. Greetham		March 4, 2010
Name:	Christopher V. Greetham
Position:	Director

POWER OF ATTORNEY

The undersigned, being a director or officer, or both, of AXIS Capital Holdings Limited, a Bermuda-based holding company, hereby constitutes and appoints David B. Greenfield, John J. Murray and Richard T. Gieryn, Jr., and each of them, severally, as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name and on his or her behalf, to sign in any and all capacities the Registration Statement on Form S-3 and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits to the Registration Statement, any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

/s/ Maurice A. Keane		March 4, 2010
Name:	Maurice A. Keane
Position:	Director

POWER OF ATTORNEY

The undersigned, being a director or officer, or both, of AXIS Capital Holdings Limited, a Bermuda-based holding company, hereby constitutes and appoints David B. Greenfield, John J. Murray and Richard T. Gieryn, Jr., and each of them, severally, as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name and on his or her behalf, to sign in any and all capacities the Registration Statement on Form S-3 and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits to the Registration Statement, any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

/s/ Sir Andrew Large		March 4, 2010
Name:	Sir Andrew Large
Position:	Director

POWER OF ATTORNEY

The undersigned, being a director or officer, or both, of AXIS Capital Holdings Limited, a Bermuda-based holding company, hereby constitutes and appoints David B. Greenfield, John J. Murray and Richard T. Gieryn, Jr., and each of them, severally, as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name and on his or her behalf, to sign in any and all capacities the Registration Statement on Form S-3 and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits to the Registration Statement, any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

/s/ Cheryl-Ann Lister		March 4, 2010
Name:	Cheryl-Ann Lister
Position:	Director

POWER OF ATTORNEY

The undersigned, being a director or officer, or both, of AXIS Capital Holdings Limited, a Bermuda-based holding company, hereby constitutes and appoints David B. Greenfield, John J. Murray and Richard T. Gieryn, Jr., and each of them, severally, as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name and on his or her behalf, to sign in any and all capacities the Registration Statement on Form S-3 and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits to the Registration Statement, any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

/s/ Henry B. Smith		March 4, 2010
Name:	Henry B. Smith
Position:	Director

POWER OF ATTORNEY

The undersigned, being a director or officer, or both, of AXIS Capital Holdings Limited, a Bermuda-based holding company, hereby constitutes and appoints David B. Greenfield, John J. Murray and Richard T. Gieryn, Jr., and each of them, severally, as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name and on his or her behalf, to sign in any and all capacities the Registration Statement on Form S-3 and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits to the Registration Statement, any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

/s/ Thomas C. Ramey		March 4, 2010
Name:	Thomas C. Ramey
Position:	Director

POWER OF ATTORNEY

The undersigned, being a director or officer, or both, of AXIS Capital Holdings Limited, a Bermuda-based holding company, hereby constitutes and appoints David B. Greenfield, John J. Murray and Richard T. Gieryn, Jr., and each of them, severally, as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name and on his or her behalf, to sign in any and all capacities the Registration Statement on Form S-3 and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits to the Registration Statement, any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

/s/ Frank J. Tasco		March 4, 2010
Name:	Frank J. Tasco
Position:	Director

POWER OF ATTORNEY

The undersigned, being a director or officer, or both, of AXIS Capital Holdings Limited, a Bermuda-based holding company, hereby constitutes and appoints David B. Greenfield, John J. Murray and Richard T. Gieryn, Jr., and each of them, severally, as his or her attorney-in-fact and agent, with full power of substitution and resubstitution, in his or her name and on his or her behalf, to sign in any and all capacities the Registration Statement on Form S-3 and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits to the Registration Statement, any subsequent Registration Statement for the same offering which may be filed under Rule 462(b) under the Securities Act of 1933, as amended, and any and all amendments (including any and all pre-effective and post-effective amendments) and exhibits thereto, and any and all applications and other documents relating thereto, with the Securities and Exchange Commission, with full power and authority to perform and do any and all acts and things whatsoever which any such attorney or substitute may deem necessary or advisable to be performed or done in connection with any or all of the above-described matters, as fully as each of the undersigned could do if personally present and acting, hereby ratifying and approving all acts of any such attorney or substitute.

/s/ Wilheim Zeller		March 4, 2010
Name:	Wilheim Zeller
Position:	Director